UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 15, 2021, Repay Holdings Corporation (the “Company” or “REPAY”) filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting that, on June 15, 2021, the Company acquired BT Intermediate, LLC, a Delaware limited liability company, pursuant to an Agreement and Plan of Merger, dated as of May 7, 2021.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and (b)(2) of Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited BT Intermediate, LLC consolidated financial statements as of and for the years ended December 31, 2020 and 2019, and the accompanying notes to the audited financial statements, are attached hereto as Exhibit 99.1 and incorporated by reference.

The unaudited BT Intermediate, LLC consolidated financial statements as of and for the three months ended March 31, 2021 and 2020, and the accompanying notes to the consolidated financial statements, are attached hereto as Exhibit 99.2 and incorporated by reference.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)

Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.

(ii)

Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of Henry & Horne, LLP, independent public accounting firm for BT Intermediate, LLC
99.1*	Audited Consolidated Financial Statements of BT Intermediate, LLC
99.2*	Unaudited Consolidated Financial Statements of BT Intermediate, LLC
99.3*	Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Dated: August 20, 2021	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey
General Counsel